MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.







FUND LOGO







Semi-Annual Report

November 30, 1995


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.












Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863







DEAR SHAREHOLDER

Economic Environment
The US economy continues to enjoy the best of both worlds, moderate growth coupled with low inflation. After falling to a below-trend 1.3% rate in the second quarter of 1995, gross domestic product
(GDP) growth rose an estimated 4.2% in the third quarter. While this jump may appear alarming and raise renewed concern of inflationary pressures, underlying data indicate third quarter growth may be overstated and unsustainable at its reported pace. Residential investment, one of the components of GDP, rose 10.9% during the quarter, well above its trailing fourth-quarter trend of -1.4%. Relative to that trend, residential construction added 0.4% to GDP. However, much of the increase in residential outlays stemmed from a July surge in housing starts. Since then, new housing starts have been declining.

In what may be a seasonal event in the final quarter of the US Government's fiscal year, Federal expenditures rose 4.9% during the third quarter. However, the recent overall trend of Federal spending has been declining at nearly 4% annually and should continue to decline once a major budget agreement is reached. Nevertheless, the impact of third quarter expenditures added 0.5% to GDP. A similar event occurred in the third quarter of 1994 as Federal spending surged 10.9%, but in the following quarter spending fell 14.4%. Recent economic data has been mixed. On the positive side, inflation is low and decelerating. By November 30, 1995, the Consumer Price Index (CPI) rose at a 2.6% annualized rate. More recently though, the CPI has been decelerating, rising at just a 1.8% annualized rate over the previous six months. Inflation fundamentals remain favorable as compensation costs continue to be restrained. The Employment Cost Index (ECI), a broad measure of worker compensation costs, has shown no sign of higher wage pressures. Through September, the ECI rose 2.7% over the past year, the lowest year-over-year rise on record. In addition, employment growth has rebounded following a decline earlier in the year. As of November 1995, the unemployment rate had fallen to 5.6%.

On the negative side, the Index of Leading Economic Indicators
(LEI), a predictor of overall economic activity, was reported to have fallen 0.5% in October, the steepest drop since April and the seventh drop in the last nine months. In addition, the National Association of Purchasing Managers Index, a gauge of future business activity, was reported below 50 in six of the last seven months. An Index below 50 is indicative of a contraction in the manufacturing sector. Although the Federal Reserve Board has left monetary policy unchanged since July 1995, investors continued to anticipate further Federal Reserve Board interest rate reductions during the three months ended November 30, 1995. (The Federal Reserve Board did cut interest rates on December 19, 1995.) During the three months ended November 30, 1995, the US Treasury yield curve flattened considerably as three-month Treasury bill yields rose 0.04% to 5.48%, while 30-year US Treasury bond yields fell 0.51% to 6.13%. Despite economic weakness in some sectors, it does not appear the US economy is headed toward a recession. Nevertheless, there still remains a likely possibility that the Federal Reserve Board will continue to ease monetary policy for three reasons. First, inflation is low and should allow the Federal Reserve Board leeway in its decision making process in setting policy. Second, current policy is still somewhat restrictive as real short-term interest rates remain historically high. Finally, should a credible, multi-year deficit reduction plan be adopted between the US Congress and the White House, Federal spending will ultimately be cut. Since Federal spending accounts for nearly 25% of GDP, an easing of monetary policy can provide an economic stimulus to offset declines in Federal expenditures.

Portfolio Matters
Prepayments of adjustable rate mortgage securities (ARMS) increased considerably during the three-month period ended November 30, 1995, as falling interest rates coupled with a flat yield curve enticed many ARM homeowners to refinance their mortgages. Because coupon adjustments of ARMS typically lag changes of market interest rates, lower interest rates have provided homeowners of fully indexed adjustable rate mortgages an incentive to refinance their mortgage debt at lower costs. As a result, prepayment rates of ARMS have risen over 50% above their historical norms, dampening their prices. Although prepayment volatility increased, the net asset values of the Fund remained relatively stable. (For complete performance information, see pages 4--6 of this report to shareholders.)

Our investment strategy during the three-month period ended November 30, 1995 focused on limiting the negative effects of faster prepayments upon the Fund. As such, we held a large concentration of seasoned ARMS and ARMS with prepayment lockouts. Seasoned ARMS (those that were originated over five years ago and have experienced various interest rate cycles) have not seen a surge in prepayments, primarily as a result of current interest rate insensitivity among the remaining mortgagors in these ARM pools. We also invested in ARMS with structured prepayment lockouts, whereby current prepayments are allocated to other classes or tranches within the ARM security, thus providing "call protection" to our class holding. This strategy allowed the Fund to maintain yield and price stability in an environment of increased prepayment volatility.

In this current environment, ARMS remain attractive on a fundamental basis for two reasons. First, unless long-term interest rates fall sharply, ARM prepayment speeds should gradually decline as ARM coupons begin to reset downward giving ARM homeowners less of a refinancing incentive. Because investors have already widened ARM yield spreads to compensate for a fast prepayment environment, a general decline in prepayment speeds should cause ARM yield spreads to narrow and prices to rise. Second, should the Federal Reserve Board continue to ease monetary policy and cut short-term interest rates, the US Treasury yield curve should begin to steepen as Federal Funds are reduced. Lower market funding costs should increase investor demand for ARMS and push prices higher, as ARMS become a more attractive, low-risk, leveraged investment for investors. As such, we continue to hold nearly 88% of our portfolio in ARMS at November 30, 1995. However, should the yield curve steepen, we should anticipate that we could lock in gains from our higher-priced ARMS and invest in securities which will benefit from rolling down a steeper yield curve.

In Conclusion
We thank you for your investment in Merrill Lynch Adjustable Rate
Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager

January 3, 1996






PERFORMANCE DATA


About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Recent Performance Results" and the "Performance Summary" tables on pages 4, 5 and 6. Data for the Fund's Class B and Class D Shares are presented in the "Average Annual Total Return" tables on page 6. Data for Class A and Class C Shares are also presented in the "Aggregate Total Return" tables on page 6.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended November 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Performance
Summary--
Class A Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered              Beginning      Ending       Distributed            Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33           --                 $0.110              -0.21%
1/1/95--11/30/95                9.33        9.53           --                  0.533              +8.26
                                                                              ------
                                                                        Total $0.643

                                                          Cumulative total return as of 11/30/95: +8.03%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance
Summary--
Class B Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered              Beginning      Ending       Distributed            Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99           --                 $0.268              +2.60%
1992                            9.99        9.77           --                  0.497              +2.84
1993                            9.77        9.73           --                  0.313              +2.83
1994                            9.73        9.33           --                  0.386              -0.14
1/1/95--11/30/95                9.33        9.53           --                  0.469              +7.53
                                                                              ------
                                                                        Total $1.933

                                                         Cumulative total return as of 11/30/95: +16.51%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered              Beginning      Ending       Distributed            Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33           --                 $0.095              -0.37%
1/1/95--11/30/95                9.33        9.53           --                  0.465              +7.49
                                                                              ------
                                                                        Total $0.560

                                                          Cumulative total return as of 11/30/95: +7.08%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares***
                                Net Asset Value        Capital Gains         Dividends
Period Covered              Beginning      Ending       Distributed            Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99           --                 $0.289              +2.82%
1992                            9.99        9.77           --                  0.547              +3.36
1993                            9.77        9.73           --                  0.362              +3.35
1994                            9.73        9.32           --                  0.435              +0.26
1/1/95--11/30/95                9.32        9.52           --                  0.512              +8.02
                                                                              ------
                                                                        Total $2.145

                                                         Cumulative total return as of 11/30/95: +18.94%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.



PERFORMANCE DATA (concluded)


Recent
Performance
Results
                                                                                    12 Month    3 Month
                                                11/30/95     8/31/95    11/30/94    % Change    % Change
Class A Shares*                                    $9.53      $9.52     $9.37        +1.71%       +0.11%
Class B Shares*                                     9.53       9.52      9.38        +1.60        +0.11
Class C Shares*                                     9.53       9.52      9.37        +1.71        +0.11
Class D Shares*                                     9.52       9.51      9.37        +1.60        +0.11
Class A Shares--Total Return*                                                        +8.41(1)     +1.69(2)
Class B Shares--Total Return*                                                        +7.46(3)     +1.49(4)
Class C Shares--Total Return*                                                        +7.52(5)     +1.48(6)
Class D Shares--Total Return*                                                        +8.01(7)     +1.62(8)
Class A Shares--Standardized 30-day Yield           5.81%
Class B Shares--Standardized 30-day Yield           5.30%
Class C Shares--Standardized 30-day Yield           5.25%
Class D Shares--Standardized 30-day Yield           5.57%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.606 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.150 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.533 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.132 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.528 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.131 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.582 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.144 per share ordinary income dividends.



Aggregate
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/21/94) through 9/30/95       +6.90%         +2.62%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95       +6.10%         +5.10%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




Average Annual
Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/95                         +6.30%         +2.30%
Inception (8/2/91) through 9/30/95         +3.48          +3.48

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/95                         +6.96%         +2.68%
Inception (8/2/91) through 9/30/95         +4.03          +3.01

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                                    Face                                                                     Value    Percent of
               Index               Amount                     Issue                          Cost          (Note 1a)  Net Assets
Adjustable     Certificate of   $  5,707,653  Federal National Mortgage Association,
Rate*          Deposit Indexed                #307622, 7.658% due 4/01/2023             $   5,874,346    $   5,843,209    3.24%
Mortgage-      Obligations
Backed
Obligations**  Constant                       Federal Home Loan Mortgage
               Maturity                       Corporation:
               Treasury            2,639,998    #645073, 7.806% due 5/01/2015               2,684,548        2,694,448    1.49
               Indexed             4,884,990    #606108, 7.875% due 9/01/2019               4,984,934        5,037,646    2.79
               Obligations         3,365,022    #755194, 7.665% due 3/01/2020               3,374,381        3,418,122    1.89
                                      66,894    #785173, 8.164% due 8/01/2020                  68,441           67,355    0.04
                                   5,010,835    #845139, 7.693% due 3/01/2022               5,088,035        5,155,699    2.86
                                   7,717,215    #845535, 7.937% due 10/01/2023              7,867,547        7,929,438    4.39
                                   9,930,037    #755170, 7.985% due 8/01/2031              10,265,176       10,158,130    5.63
                                              Federal National Mortgage Association:
                                     581,609    #21041, 6.89% due 10/01/2013                  598,330          579,526    0.32
                                   2,114,545    #21059, 7.46% due 11/01/2013                2,175,339        2,113,552    1.17
                                   1,368,021    #20293, 6.46% due 9/01/2015                 1,407,351        1,361,933    0.75
                                   5,610,143    #142069, 6.824% due 12/01/2021              5,725,852        5,697,829    3.16
                                   5,616,520    #200009, 7.604% due 2/01/2023               5,637,382        5,737,627    3.18
                                  10,098,328    #291252, 7.701% due 8/01/2024              10,229,251       10,376,032    5.75
                                   4,954,483    #324905, 5.631% due 9/01/2025               5,005,412        5,065,959    2.81
                                              Government National Mortgage
                                              Association:
                                  10,112,480    #8685, 6.50% due 8/20/2025                 10,197,511       10,267,328    5.69
                                   9,800,001    #8717, 6% due 10/01/2025                    9,842,815        9,873,501    5.47
                                  13,984,010  Prudential Home Mortgage Securities
                                              Company, Inc., REMIC (a), 92-35-A1,
                                              8.116% due 10/01/2022                        14,333,610       14,254,950    7.90

               Cost of Funds       5,901,566  DLJ Mortgage Acceptance Corp.,
               Indexed                        REMIC (a) 91-6-A1, 7.813% due
               Obligations                    9/01/2021                                     6,002,538        5,857,304    3.24
                                   1,056,165  Resolution Trust Corporation, REMIC
                                              (a) 91-M3-A, 8.032% due 2/25/2020             1,019,199          941,967    0.52

               London Interbank               Federal National Mortgage Association:
               Offered Rate        3,342,531    #291256, 7.746% due 8/01/2024               3,407,559        3,426,095    1.90
               Indexed             8,536,477    #305729, 7.353% due 2/01/2025               8,793,645        8,760,559    4.85
               Obligations                    Resolution Trust Corporation, REMIC (a):
                                   6,510,811    91-M7-B, 7.937% due 1/25/2021               6,510,811        6,543,365    3.62
                                  15,005,310    92-C1-B, 7.937% due 8/25/2023              14,452,231       15,202,255    8.42
                                  12,000,000  Saxon Mortgage Securities Corporation,
                                              REMIC (a) 92-3-B, 7.622% due
                                              11/25/2022                                   12,270,781       12,142,500    6.73

                                              Total Investments in Adjustable Rate
                                              Mortgage-Backed Obligations                 157,817,025      158,506,329   87.81



SCHEDULE OF INVESTMENTS (concluded)
                                    Face                                                                     Value    Percent of
               Index               Amount                     Issue                          Cost          (Note 1a)  Net Assets
Derivative                      $ 21,763,447  Capstead Mortgage Securities
Mortgage-Backed                               Corporation II, REMIC (a) 93-I-A3,
Obligations**--                               0.50% due 9/25/2023                       $     319,977    $     138,198    0.08%
Interest                          75,857,098  DLJ Mortgage Acceptance Corp., REMIC
Only (b)                                      (a) 92-6-A1, 0.644% due 7/25/2022             1,194,721        1,107,514    0.61
                                     101,022  Federal Home Loan Mortgage Corporation,
                                              REMIC (a)(c) 92-1363-C, 304% due
                                              2/25/2022                                     1,601,480          459,651    0.25
                                         884  Federal National Mortgage Association,
                                              REMIC (a) 90-142-K, 1,163% due 7/25/2014         66,861            3,137    0.00
                                         243  Prudential Home Mortgage Securities
                                              Company, Inc., REMIC (a) 92-1-A9,
                                              42,989% due 2/25/2022                            17,375           63,431    0.03
                                  22,674,348  Residential Funding Mortgage Securities
                                              I, Inc., REMIC (a) 92-S3-A9, 0.50% due
                                              1/01/2007                                     1,999,680           54,872    0.03
                                              Sears Mortgage Securities Corp.,
                                              REMIC (a):
                                       5,761    91-K-A4, 5,774% due 9/25/2021                 778,484          633,667    0.35
                                  46,917,167    92-12-A3, 0.52% due 7/25/2023                 607,825          405,833    0.22

                                              Total Investments in Derivative
                                              Mortgage-Backed Obligations--Interest
                                              Only                                          6,586,403        2,866,303    1.57


Fixed Rate                         7,868,504  Kidder Peabody Acceptance Corporation,
Mortgage-Backed                               REMIC (a) 93-M1-A2, 7.15% due
Obligations**                                 4/25/2025                                     7,834,464        7,907,846    4.38
                                   6,230,616  Resolution Trust Corporation, REMIC
                                              (a) 92-CHF-B, 7.15% due 12/25/2020            6,305,997        6,281,239    3.48

                                              Total Investments in Fixed Rate
                                              Mortgage-Backed Obligations                  14,140,461       14,189,085    7.86

                                              Total Investments in Mortgage-Backed
                                              Obligations                                 178,543,889      175,561,717   97.24


Short-Term     Repurchase          4,650,000  Nikko Securities International,
Securities     Agreements***                  Inc., purchased on 11/30/1995 to
                                              yield 5.93% to 12/01/1995                     4,650,000        4,650,000    2.58

                                              Total Short-Term Securities                   4,650,000        4,650,000    2.58


                                              Total Investments                         $ 183,193,889      180,211,717   99.82
                                                                                        =============
                                              Other Assets Less Liabilities                                    317,110    0.18
                                                                                                         -------------  -------
                                              Net Assets                                                 $ 180,528,827  100.00%
                                                                                                         =============  =======


              *Adjustable Rate Obligations have coupon rates which reset periodically.
             **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
            ***Repurchase Agreements are fully collateralized by US Government &
               Agency Obligations.
            (a)Real Estate Mortgage Investment Conduits (REMIC).
            (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of  principal.
            (c)Adjustable rate coupon that resets inversely to changes in the
               London Interbank Offered Rate.

               See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1995
Assets:             Investments, at value (identified cost--$183,193,889) (Note 1a)                         $180,211,717
                    Cash                                                                                             592
                    Receivables:
                      Interest                                                             $  1,203,935
                      Principal paydowns                                                        471,559
                      Capital shares sold                                                       177,429        1,852,923
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      27,632
                    Prepaid registration fees and other assets (Note 1f)                                          81,940
                                                                                                            ------------
                    Total assets                                                                             182,174,804
                                                                                                            ------------


Liabilities:        Payables:
                      Capital shares redeemed                                                   859,547
                      Dividends to shareholders (Note 1g)                                       387,830
                      Distributor (Note 2)                                                      107,654
                      Investment adviser (Note 2)                                                75,344        1,430,375
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       215,602
                                                                                                            ------------
                    Total liabilities                                                                          1,645,977
                                                                                                            ------------


Net Assets:         Net assets                                                                              $180,528,827
                                                                                                            ============


Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $      3,343
                    Class B Common Stock, $0.10 par value, 200,000,000 shares
                    authorized                                                                                 1,746,317
                    Class C Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                    12,680
                    Class D Common Stock, $0.10 par value, 200,000,000 shares
                    authorized                                                                                   132,557
                    Paid-in capital in excess of par                                                         214,653,947
                    Accumulated investment loss--net                                                             (71,217)
                    Accumulated realized capital losses on investments--net (Note 5)                         (32,966,628)
                    Unrealized depreciation on investments--net                                               (2,982,172)
                                                                                                            ------------
                    Net assets                                                         .                    $180,528,827
                                                                                                            ============


Net Asset           Class A--Based on net assets of $318,594 and 33,434
Value:                       shares outstanding                                                             $       9.53
                                                                                                            ============
                    Class B--Based on net assets of $166,379,163 and 17,463,171
                             shares outstanding                                                             $       9.53
                                                                                                            ============
                    Class C--Based on net assets of $1,208,703 and 126,804
                             shares outstanding                                                             $       9.53
                                                                                                            ============
                    Class D--Based on net assets of $12,622,367 and 1,325,570
                             shares outstanding                                                             $       9.52
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS



                    For the Six Months Ended November 30, 1995
Investment          Interest and discount earned, net of premium amortization                               $  7,137,065
Income (Note 1e):

Expenses:           Account maintenance and distribution fees--Class B (Note 2)                                  689,052
                    Investment advisory fees (Note 2)                                                            500,610
                    Transfer agent fees--Class B (Note 2)                                                        137,479
                    Printing and shareholder reports                                                              69,787
                    Accounting services (Note 2)                                                                  45,598
                    Registration fees (Note 1f)                                                                   45,289
                    Professional fees                                                                             23,721
                    Directors' fees and expenses                                                                  22,306
                    Account maintenance fees--Class D (Note 2)                                                    18,531
                    Custodian fees                                                                                16,631
                    Amortization of organization expenses (Note 1f)                                               11,570
                    Transfer agent fees--Class D (Note 2)                                                          9,439
                    Account maintenance and distribution fees--Class C (Note 2)                                    5,083
                    Transfer agent fees--Class C (Note 2)                                                            869
                    Pricing fees                                                                                     867
                    Transfer agent fees--Class A (Note 2)                                                            260
                    Other                                                                                          2,542
                                                                                                            ------------
                    Total expenses                                                                             1,599,634
                                                                                                            ------------
                    Investment income--net                                                                     5,537,431
                                                                                                            ------------


Realized & Unreal-  Realized gain on investments--net                                                            163,843
ized Gain           Change in unrealized depreciation on investments--net                                       (674,870)
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  5,026,404
--Net (Notes 1c,                                                                                            ============
1e & 3):




STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                    Increase (Decrease) in Net Assets:                                    Nov. 30, 1995     May 31, 1995
Operations:         Investment income--net                                                 $  5,537,431     $ 14,383,007
                    Realized gain (loss) on investments--net                                    163,843       (9,607,152)
                    Change in unrealized depreciation on investments--net                      (674,870)       8,689,257
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,026,404       13,465,112
                                                                                           ------------     ------------


Dividends to        Investment income--net:
Shareholders          Class A                                                                   (12,975)         (14,494)
(Note 1g):            Class B                                                                (5,183,016)     (13,293,732)
                      Class C                                                                   (35,596)         (11,227)
                      Class D                                                                  (457,369)      (1,017,584)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (5,688,956)     (14,337,037)
                                                                                           ------------     ------------


Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (39,889,163)    (175,466,828)
(Note 4):                                                                                  ------------     ------------



Net Assets:         Total decrease in net assets                                            (40,551,715)    (176,338,753)
                    Beginning of period                                                     221,080,542      397,419,295
                                                                                           ------------     ------------
                    End of period*                                                         $180,528,827     $221,080,542
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income
                    (loss)--net                                                            $    (71,217)     $    80,308
                                                                                           ============     ============



FINANCIAL HIGHLIGHTS
                                                              Class A                     Class B
                    The following per share data
                    and ratios have been derived   For the    For the   For the                                 For the
                    from information provided       Six       Period     Six                                    Period
                    in the financial statements.   Months    Oct. 21,   Months                                  Aug. 2,
                                                   Ended    1994++ to   Ended             For the Year         1991++ to
                    Increase (Decrease) in        Nov. 30,    May 31,  Nov. 30,           Ended May 31,          May 31,
                    Net Asset Value:               1995+++++   1995     1995+++++   1995      1994      1993      1992
Per Share           Net asset value, beginning
Operating           of period                     $   9.55  $   9.46  $   9.56   $   9.53  $   9.76  $   9.92   $  10.00
Performance:                                      --------  --------  --------   --------  --------  --------   --------
                      Investment income--net           .31       .36       .26        .46       .32       .40        .52
                      Realized and unrealized
                      gain (loss) on invest-
                      ments--net                      (.02)      .09      (.02)       .04      (.24)     (.16)      (.08)
                                                  --------  --------  --------   --------  --------  --------   --------
                    Total from investment
                    operations                         .29       .45       .24        .50       .08       .24        .44
                                                  --------  --------  --------   --------  --------  --------   --------
                    Less dividends from
                    investment income--net            (.31)     (.36)     (.27)      (.47)     (.31)     (.40)      (.52)
                                                  --------  --------  --------   --------  --------  --------   --------
                    Net asset value, end of
                    period                        $   9.53  $   9.55  $   9.53   $   9.56  $   9.53  $   9.76   $   9.92
                                                  ========  ========  ========   ========  ========  ========   ========

Total Investment    Based on net asset value
Return:**           per share                        3.03%+++  4.85%+++  2.52%+++   5.48%      .77%     2.48%      4.33%+++
                                                  ========  ========  ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of re-
Net Assets:         imbursement and excluding
                    account maintenance and
                    distribution fees                 .87%*     .88%*     .89%*      .84%      .71%      .65%       .61%*
                                                  ========  ========  ========   ========  ========  ========   ========
                    Expenses, net of re-
                    imbursement                       .87%*     .87%*    1.63%*     1.59%     1.46%     1.40%      1.36%*
                                                  ========  ========  ========   ========  ========  ========   ========
                    Expenses                          .87%*     .87%*    1.63%*     1.59%     1.46%     1.40%      1.47%*
                                                  ========  ========  ========   ========  ========  ========   ========
                    Investment income--net           6.23%*    6.18%*    5.47%*     4.88%     3.20%     4.15%      6.07%*
                                                  ========  ========  ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $    319  $    345  $166,379   $202,334  $374,376  $689,593   $887,110
                                                  ========  ========  ========   ========  ========  ========   ========
                    Portfolio turnover              17.43%   102.55%    17.43%    102.55%    60.38%   104.71%     94.72%
                                                  ========  ========  ========   ========  ========  ========   ========

                  ++Commencement of Operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.



                    See Notes to Financial Statements.




FINANCIAL HIGHLIGHTS (concluded)
                                                              Class C                     Class D
                    The following per share data
                    and ratios have been derived   For the    For the   For the                                 For the
                    from information provided       Six       Period     Six                                    Period
                    in the financial statements.   Months    Oct. 21,   Months                                  Aug. 2,
                                                   Ended    1994++ to   Ended             For the Year         1991++ to
                    Increase (Decrease) in        Nov. 30,    May 31,  Nov. 30,           Ended May 31,          May 31,
                    Net Asset Value:               1995+++++   1995     1995+++++   1995      1994      1993      1992
Per Share           Net asset value, beginning
Operating           of period                     $   9.56  $   9.46  $   9.55   $   9.53  $   9.76  $   9.92   $  10.00
Performance:                                      --------  --------  --------   --------  --------  --------   --------
                      Investment income--net           .25       .31       .29        .51       .37       .45        .56
                      Realized and unrealized
                      gain (loss) on invest-
                      ments--net                      (.01)      .10      (.03)       .03      (.24)     (.16)      (.08)
                                                  --------  --------  --------   --------  --------  --------   --------
                    Total from investment
                    operations                         .24       .41       .26        .54       .13       .29        .48
                                                  --------  --------  --------   --------  --------  --------   --------
                    Less dividends from invest-
                    ment income--net                  (.27)     (.31)     (.29)      (.52)     (.36)     (.45)      (.56)
                                                  --------  --------  --------   --------  --------  --------   --------
                    Net asset value, end of
                    period                        $   9.53  $   9.56  $   9.52   $   9.55  $   9.53  $   9.76   $   9.92
                                                  ========  ========  ========   ========  ========  ========   ========

Total Investment    Based on net asset value
Return:**           per share                        2.50%+++  4.47%+++  2.79%+++   5.91%     1.28%     2.99%      4.75%+++
                                                  ========  ========  ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reim-
Net Assets:         bursement and excluding
                    account maintenance and
                    distribution fees                 .87%*     .88%*     .86%*      .83%      .71%      .66%       .62%
                                                  ========  ========  ========   ========  ========  ========   ========
                    Expenses, net of
                    reimbursement                    1.67%*    1.68%*    1.11%*     1.08%      .96%      .91%       .87%
                                                  ========  ========  ========   ========  ========  ========   ========
                    Expenses                         1.67%*    1.68%*    1.11%*     1.08%      .96%      .91%       .96%
                                                  ========  ========  ========   ========  ========  ========   ========
                    Investment income--net           5.46%*    5.51%*    6.01%*     5.44%     3.69%     4.79%      6.54%
                                                  ========  ========  ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $  1,209  $  1,409  $ 12,622   $ 16,993  $ 23,043  $ 51,398   $ 80,411
                                                  ========  ========  ========   ========  ========  ========   ========
                    Portfolio turnover              17.43%   102.55%    17.43%    102.55%    60.38%   104.71%     94.72%
                                                  ========  ========  ========   ========  ========  ========   ========

                  ++Commencement of Operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded in the market are valued at the last available bid price in the market or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options on mortgage-backed securities and other securities of the Fund which are traded on exchanges are valued at their last bid price in the case of options purchased by the Fund and their last asked price in the case of options written by the Fund. Options traded on the market are valued at their last bid price or asked price as obtained from at least two independent entities (one of which is not a party to the option). Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.


NOTES TO FINANCIAL STATEMENTS (concluded)


MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.50%, on an annual basis, of the average daily value of the Fund's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                                0.25%        0.50%
Class C                                0.25%        0.55%
Class D                                0.25%         --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                       MLFD         MLPF&S

Class D                               $1,902       $15,307


For the six months ended November 30, 1995, MLPF&S received contingent deferred sales charges of $77,966 and $2,442 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML
& Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1995 were $36,445,498 and $54,536,697, respectively.

Net realized and unrealized gain (losses) as of November 30, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Losses

Long-term investments            $    163,843   $ (2,982,172)
                                 ------------   ------------
Total                            $    163,843   $ (2,982,172)
                                 ============   ============

As of November 30, 1995, net unrealized depreciation for Federal income tax purposes aggregated $2,982,172, of which $1,564,535 related to appreciated securities and $4,546,707 related to depreciated securities. The aggregate cost of investments at November 30, 1995 for Federal income tax purposes was $183,193,889.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $39,889,163 and $175,466,828 for the six months ended November 30, 1995 and the year ended May 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                           129,058  $   1,229,219
Shares issued to shareholders in
reinvestment of dividends                  86            820
                                 ------------  -------------
Total issued                          129,144      1,230,039
Shares redeemed                      (131,777)    (1,255,377)
                                 ------------  -------------
Net decrease                           (2,633) $     (25,338)
                                 ============  =============



Class A Shares for the Period                       Dollar
October 21, 1994++ to May 31, 1995    Shares        Amount

Shares sold                            68,974  $     651,499
Shares issued to shareholders in
reinvestment of dividends                  60            570
                                 ------------  -------------
Total issued                           69,034        652,069
Shares redeemed                       (32,967)      (310,911)
                                 ------------  -------------
Net increase                           36,067  $     341,158
                                 ============  =============

[FN]
++Commencement of Operations.




Class B Shares for the Six Months                   Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         1,616,921  $  15,401,934
Shares issued to shareholders in
reinvestment of dividends             313,414      2,985,749
                                 ------------  -------------
Total issued                        1,930,335     18,387,683
Automatic conversion of shares            (38)          (359)
Shares redeemed                    (5,640,601)   (53,747,239)
                                 ------------  -------------
Net decrease                       (3,710,304) $ (35,359,915)
                                 ============  =============



Class B Shares for the Year                         Dollar
Ended May 31, 1995                    Shares        Amount

Shares sold                         3,506,784  $  33,206,006
Shares issued to shareholders
in reinvestment of dividends          809,890      7,574,701
                                 ------------  -------------
Total issued                        4,316,674     40,780,707
Automatic conversion of shares           (364)        (3,468)
Shares redeemed                   (22,411,721)  (211,944,078)
                                 ------------  -------------
Net decrease                      (18,095,411) $(171,166,839)
                                 ============  =============



Class C Shares for the Six Months                   Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                           919,139  $   8,757,073
Shares issued to shareholders
in reinvestment of dividends            1,520         14,479
                                 ------------  -------------
Total issued                          920,659      8,771,552
Shares redeemed                      (941,306)    (8,969,229)
                                 ------------  -------------
Net decrease                          (20,647) $    (197,677)
                                 ============  =============



Class C Shares for the Period                       Dollar
October 21, 1994++ to May 31, 1995    Shares        Amount

Shares sold                           231,275  $   2,187,668
Shares issued to shareholders
in reinvestment of dividends              794          7,491
                                 ------------  -------------
Total issued                          232,069      2,195,159
Shares redeemed                       (84,618)      (795,090)
                                 ------------  -------------
Net increase                          147,451  $   1,400,069
                                 ============  =============

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                   Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                           636,441  $   6,068,425
Automatic conversion of shares             38            359
Shares issued to shareholders
in reinvestment of dividends           24,546        233,805
                                 ------------  -------------
Total issued                          661,025      6,302,589
Shares redeemed                    (1,114,495)   (10,608,822)
                                 ------------  -------------
Net decrease                         (453,470) $  (4,306,233)
                                 ============  =============



Class D Shares for the Year                         Dollar
Ended May 31, 1995                    Shares        Amount

Shares sold                           403,735  $   3,830,957
Automatic conversion of shares            364          3,468
Shares issued to shareholders
in reinvestment of dividends           65,091        614,664
                                 ------------  -------------
Total issued                          469,190      4,449,089
Shares redeemed                    (1,108,309)   (10,490,305)
                                 ------------  -------------
Net decrease                         (639,119) $  (6,041,216)
                                 ============  =============



As a result of the implementation of the Merrill Lynch Select
Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994, were redesignated Class D Shares. There were
2,010,429 shares redesignated, amounting to $21,918,414.


5. Capital Loss Carryforward:
At May 31, 1995, the Fund had a net capital loss carryforward of approximately $24,866,000, of which $20,978,000 expires in 2002 and $3,888,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.